Exhibit 99.1



                                 AMENDMENT NO. 1

                          Dated as of December 22, 2006

                                       to

                         POOLING AND SERVICING AGREEMENT

                          Dated as of September 1, 2006

                                      among

                                  CWALT, INC.,
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.,
                                     Seller

                                PARK GRANADA LLC,
                                     Seller

                                PARK MONACO INC.,
                                     Seller

                                PARK SIENNA LLC,
                                     Seller

                      COUNTRYWIDE HOME LOANS SERVICING LP,
                                 Master Servicer

                                       and

                              THE BANK OF NEW YORK,
                                     Trustee

                         ALTERNATIVE LOAN TRUST 2006-OC8


               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-OC8




                     --------------------------------------

      THIS AMENDMENT NO. 1, dated as of December 22, 2006 (the "Amendment"), to the Pooling and Servicing Agreement (as defined below), is among CWALT, INC., as depositor (the "Depositor"), COUNTRYWIDE HOME LOANS, INC. ("Countrywide"), as a seller (a "Seller"), PARK GRANADA LLC ("Park Granada"), as a seller (a "Seller"), PARK MONACO INC. ("Park Monaco"), as a seller (a "Seller"), PARK SIENNA LLC ("Park Sienna"), as a seller (a "Seller"), COUNTRYWIDE HOME LOANS SERVICING LP, as master servicer (the "Master Servicer"), and THE BANK OF NEW YORK, as trustee (the "Trustee").

                               W I T N E S S E T H
                               - - - - - - - - - -

      WHEREAS, the Depositor, Countrywide, as a Seller, Park Granada, as a Seller, Park Monaco, as a Seller, Park Sienna, as a Seller, the Master Servicer, and Trustee entered into a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), providing for the issuance of the Series 2006-OC8 Certificates;

      WHEREAS, the transaction evidenced by the Pooling and Servicing Agreement closed on September 29, 2006 (the "Closing Date");

      WHEREAS, the parties to the transaction wish to amend the definition of "Substitute Mortgage Loan" contained in Section 1.01 of the Pooling and Servicing Agreement;

      WHEREAS, subject to the satisfaction of certain conditions provided therein, the first paragraph of Section 10.01 of the Pooling and Servicing Agreement provides that it may be amended by the Depositor, each Seller, the Master Servicer and the Trustee without the consent of any of the Certificateholders to modify, alter, amend, add to or rescind any of the terms or provisions contained in the Pooling and Servicing Agreement;

      WHEREAS, the Depositor has received a letter from each Rating Agency, copies of which are attached hereto as Exhibit A, stating that the Amendment will not result in a downgrading or withdrawal of the respective ratings then assigned to the Certificates;

      WHEREAS, the Depositor has provided an officer's certificate, a copy of which is attached hereto as Exhibit B, certifying that prior written notice of the Amendment is not required to be given to either Swap Counterparty under the Pooling and Servicing Agreement and that the prior written consent of each Swap Counterparty to the Amendment is not required under the Pooling and Servicing Agreement;

      WHEREAS, the Depositor and the Master Servicer have concluded that no consent of any Class of Certificates is required for the adoption of the Amendment; and

      WHEREAS, the Depositor has delivered to the Trustee an Opinion of Counsel in accordance with the provisions of the Pooling and Servicing Agreement;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Defined terms.

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

      For purposes of this Amendment, unless the context clearly requires otherwise, all capitalized terms which are used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

      SECTION 2. Amendment.

      As of the Closing Date, the definition of "Substitute Mortgage Loan" contained in Section 1.01 of the Pooling and Servicing Agreement is restated in its entirety as follows:

      Substitute Mortgage Loan: A Mortgage Loan substituted by the applicable Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M,
(i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) have a maximum interest rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (vi) have a minimum interest specified in its related mortgage note not more than 1% per annum higher or lower than the minimum mortgage rate of the Deleted Mortgage Loan; (vii) have the same mortgage index reset period and periodic rate cap as the Deleted Mortgage Loan and a gross margin not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (viii) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan; and (ix) comply with each representation and warranty set forth in Section 2.03; provided, however, that, within ninety days of the Closing Date, one or more Mortgage Loans may be substituted for one or more Deleted Mortgage Loans and (a) the amounts described in clause (i) above shall be determined on the basis of aggregate Stated Principal Balances, (b) the rates referred to in clauses (ii) above shall be determined on a weighted average basis, (c) the Loan-to-Value Ratio referred to in clause (iii) above shall be determined on a weighted average basis, (d) the remaining term to maturity referred to in clause (iv) above shall be determined on a weighted average basis, (e) the gross margin referred to in clause (vii) above shall not be more than 1.5% per annum higher or lower than that of the Deleted Mortgage Loan and (f) any such substitution can be completed without regard to the maximum interest rate referred to in clause (v), the minimum interest rate referred to in clause (vi) and the mortgage index reset period and periodic rate cap referred to in clause (vii) above; provided, further that in the case of a substitution of one of more Mortgage Loans aggregating in excess of $45,000,000, no substitution shall be made without first providing each Rating Agency with prior notice of at least five Business Days.

      SECTION 3. Effect Of Amendment.

      Upon execution of this Amendment, the Pooling and Servicing Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the Depositor, the Sellers, the Master Servicer and the Trustee shall hereafter be determined, exercised and enforced subject in all


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

respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Pooling and Servicing Agreement for any and all purposes. Except as modified and expressly amended by this Amendment, the Pooling and Servicing Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

      SECTION 4. Binding Effect.

      The provisions of this Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Trustee and the related Certificateholders.

      SECTION 5. Governing Law.

      THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 6. Severability of Provisions.

      If any one or more of the provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such provisions or terms shall be deemed severable from the remaining provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions or terms of this Amendment or of the Certificates or the rights of the Holders thereof.

      SECTION 7. Section Headings.

      The section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

      SECTION 8. Counterparts.

      This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.



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



      IN WITNESS WHEREOF, the Depositor, the Sellers, the Master Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                  CWALT, INC.,
                                     as Depositor


                                  By:  /s/ Darren Bigby
                                       ---------------------------------------
                                       Name:
                                       Title:

                                  THE BANK OF NEW YORK,
                                     as Trustee


                                  By:  /s/ Matthew J. Sabino
                                       ---------------------------------------
                                       Name:  Matthew Sabino
                                       Title: Assistant Treasurer

                                  COUNTRYWIDE HOME LOANS, INC.,
                                     as a Seller


                                  By:  /s/ Darren Bigby
                                       ---------------------------------------
                                       Name:
                                       Title:

                                  PARK GRANADA LLC,
                                  as a Seller


                                  By:  /s/ Darren Bigby
                                       ---------------------------------------
                                       Name:
                                       Title:

                                  PARK MONACO INC.,
                                    as a Seller


                                  By:  /s/ Darren Bigby
                                       ---------------------------------------
                                       Name:
                                       Title:


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

                                  PARK SIENNA LLC,
                                    as a Seller



                                  By:  /s/ Michael Schloessmann
                                       ---------------------------------------
                                       Name:
                                       Title:

                                  COUNTRYWIDE HOME LOANS SERVICING LP,
                                  as Master Servicer

                                  By: COUNTRYWIDE GP, INC.



                                  By:  /s/ Michael Schloessmann
                                       ---------------------------------------
                                       Name:
                                       Title:




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